Opening Remarks 400 East Kaliste Saloom Road, Suite 6000 Lafayette, Louisiana 70508 Phone: (337) 232-7028 Fax: (337) 232-0044 www.petroquest.com NYSE: PQ Corporate Contact: Todd Zehnder The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, the impact of inclement weather conditions including hurricanes, drilling and operating risks, uncertainties about the estimates of reserves, competition, environmental risks, government regulation and the ability of the company to meet its stated business goals.

Corporate Characteristics Historically, our growth has come through the drill bit and strategic acquisitions 8-year historical drilling success - 89% 8-year F&D and Reserve Replacement - $2.87/Mcfe and 220% Added resource play acreage to growth profile - closed 12 acquisitions (68 Bcfe) since December 2003 (blended cost of $1.44/Mcfe) Top quartile operator among peers Highly experienced team with proven track record for generating shareholder returns

98 99 00 01 02 03 04 05 06 June '07 Stock Price 0.81 1.59 4.25 5.32 4.15 3.17 4.96 8.28 12.74 15.25 Enterprise Value ($MM) 7.8 37.9 127.8 190.9 179.1 162.6 258.6 550 791 900 Adding Up Our Milestones Merger $0.81 $900 $163 $15.25

Eight Years of Growth Reserves 33% CAGR Production 41% CAGR Cash Flow 125% CAGR Shareholders' Equity 34% CAGR Stock price 41% CAGR

Company Growth Strategy Optimize Existing Production Development Drilling Resource Play Development Synergistic Acquisitions Exploration Program Increases in Corporate Metrics

Our Properties Arkoma Basin East Texas PQ operated We have grown beyond being solely a Gulf Coast Basin company - our goal is to have 75% of our reserves in long-lived basins 52% Reserves 48% Reserves

EAST TX ARKOMA South Louisiana Offshore GOM CONVENTIONAL PLAYS UNCONVENTIONAL PLAYS Proved Reserves (1) Drilling Locations (1) Yearly Prod. (2) EAST TEXAS ARKOMA SOUTH LOUISIANA OFFSHORE GULF OF MEXICO Our Portfolio Three separate basins - all poised for growth Three separate basins - all core to PQ Gulf Coast Net Unrisked Inventory (1) (1) Reserves as of December 31, 2006; inventory and locations as of June 30, 2007 (reserves and inventory in Bcfe) (2) Based on guidance for 2007 (82 - 87 MMcfe/day) E. Texas Arkoma S. Louisiana Offshore GOM East 16 12 23 49 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 45.4 24.5 23.8 40.8 134.5 308 517 112 284 1,221 467 624 24 22 1,137

Propelling our Future Growth Approximately 40% of projected reserve growth will come from new "resource" plays 52% of our reserves are in long-lived basins To date - 94% drill bit success rate in long-lived areas 26% of our daily production is from these areas (average of 2Q 2007) Concentration in three core areas with significant control of operations Large acreage positions with expansion potential Facilities ownership and control Value adding potential through technology improvements in long-lived areas

Arkoma Basin Oklahoma Arkansas Hartshorne Coal Arkoma Basin Woodford Shale Trend Approximately 35,000 net acres in the Hartshorne Coal Approximately 25,000 net acres in the Woodford Shale One operated rig working in the Woodford Shale; continuous non-operated activity in the Woodford Shale Operated and non-operated Hartshorne Coal activity throughout the year Operate 152 miles of gathering system Current production of ~12,000 Mcf/day; increasing monthly

Arkoma Basin - Emerging Resource Play Arkoma Basin Woodford Shale PQ acreage LEGEND Caney Woodford Shale Trend Fayetteville Shale Trend Barnett Shale Trend Texas Oklahoma Louisiana Arkansas Woodford Shale Approximately 25,000 net acres Projected 80 acre spacing - 300+ locations Projected 40 acre spacing - 600+ locations Current economics per horizontal well: 2.5 to 3.5 Bcf; $4.5MM to $5.0MM completed well cost; 2.5 to 4.0 MMcf/day I.P. rate PQ currently drilling horizontal wells and shooting seismic

Arkoma Basin 4 6 8 10 East 11.66 25.8 41.7 58.9 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Woodford Shale Well Economics Internal Rate of Return (%) Gas Price (per Mcf) Krebs Morrow Devonian Hartshore Coal 2,500' Mayes Shale Frac Barrier Woodford Shale 7,000' Sylvan Shale Frac Barrier Cromwell Sandstone 5,400' Cromwell Sandstone 5,400' Mississippian Caney Shale 6,400'

Woodford Shale - Upside Leverage Ticker Woodford Acres Acres/EV (1) PQ 25,000 30.7 NFX 145,000 17.2 SM 39,000 16.3 CHK 100,000 3.9 DVN 50,000 1.3 (1) Represents number of acres per million dollars of enterprise value. Enterprise values as of July 30, 2007 (1) Represents number of acres per million dollars of enterprise value. Enterprise values as of July 30, 2007 (1) Represents number of acres per million dollars of enterprise value. Enterprise values as of July 30, 2007 Pontotac Coal Pittsburg Macintosh Haskell Latimer NFX CHK PQ SM DVN Oklahoma Tulsa Oklahoma City Hughes

East Texas Basin 50,000 net acres; anchored by SE Carthage Field 11 MMcfe/day net production (average of 2nd quarter) 10,000 Mcfe/day net production in SE Carthage Field 1,000 Mcfe/day net production in other areas Travis Peak and Cotton Valley Formations $1.9 MM average well cost - dual completion 1+ Bcfe reserve potential per well Over 100 identified locations in SE Carthage Field Adding locations through internal prospect generation and acreage acquisitions One full time rig working in the basin

East Texas Basin SE CARTHAGE NET ACRES: 23,900 POTENTIAL DRILLS: 100+ NICKLAUS PROSPECT NET ACRES: 1,700 POTENTIAL DRILLS: 15+ JONES PROSPECT NET ACRES: 10,000 POTENTIAL DRILLS: 15+ SOUTH ALTO NET ACRES: 1,900 POTENTIAL DRILLS: 15 HOGAN PROSPECT NET ACRES: 500 POTENTIAL DRILLS: 15+ PALMER PROSPECT NET ACRES: 800 POTENTIAL DRILLS: 15+ PROSPECTS DISCOVERIES TEXAS WEEKLEY PROSPECT NET ACRES: 5,500 POTENTIAL DRILLS: 15 TOMS PROSPECT NET ACRES: 1,500 POTENTIAL DRILLS: 6

East Texas Basin 4 6 8 10 East 3 19 35 52 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Capital Expenditure $1.9MM Reserves 1.1 Bcfe F&D Cost (per Mcf) $1.73 LOE $0.73 / Mcfe I.P. Rate 1.3 MMcfe/d Reserve Life 30+ years Internal Rate of Return (%) Gas Price (per Mcf) Carthage Field - Dual Completed Well Economics

Resource Players Cash Flow Comparison PetroQuest Energy Bill Barrett Corp Carrizo Oil & Gas Denbury Resources EOG Resources Gasco Energy Goodrich Petroleum Quicksilver Resources Southwestern Energy The Exploration Co. Ultra Petroleum Average, excluding PetroQuest Average, excluding high / low & PetroQuest 2006E CF Multiple(1) 4.7 5.1 14.2 7.7 5.9 20.4 15.6 13.8 14.9 12.8 17.7 12.8 11.5 (1) Complied analyst cash flow per share estimates Bloomberg L.P.. Company stock prices are as of (1) 12/31/2006 and (2) 04/30/2007. 2007E CF Multiple(2) 3.2 6.0 12.8 9.1 6.3 16.4 10.8 12.2 12.7 6.4 17.7 11.0 10.8 2008E CF Multiple(2) 2.9 5.5 8.9 7.5 5.6 9.0 6.7 10.8 9.4 4.8 13.1 8.1 7.9

2007 Gulf Coast Drilling Program Lafayette Atchafalaya (P&A'd) Kosati Pines (P&A'd) WC Drilling Program SS 72 Drilling Program Fricasse (Completing) Pelican Point (T&A'd) Bandon Dunes (Completing) La Cantera (Drilling) Ballyliffin Brittas Bay

2007 Gulf Coast Drilling Program

Consistent Approach Generates Continued Growth Economic reserve additions and production growth Effective cost control Balanced portfolio of projects Use acquisitions to augment future drilling program

Growth in Reserves 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 East 13.585 28.289 48.824 82.225 68.685 54.31 55.507 65.427 64.7 West 28.951 29.385 40.098 45.4 North 16.463 25.447 24.5 East Texas Arkoma Gulf Coast Bcfe 2007 2008

Cash Flow Growth 1998 1999 2000 2001 2002 2003 2004 2005 2006 East -960 4.59 15.926 42.317 32.813 32.915 70.31 83 133 West 38.6 34.6 31.6 North 46.9 45 43.9 in millions

Gross Margin 1998 1999 2000 2001 2002 2003 2004 2005 2006 1H07 East -0.07 1.23 3.08 3.06 2.44 3.43 4.47 5.97 5.94 6.91 West North $ / Mcf

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 35 20 18 27 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Capital Investment Program - Our Change is Complete Onshore Offshore 100% Gulf Coast 33% East Texas 34% Arkoma 14% South Louisiana 20% GOM $185 - 200 million Drill 70 - 80 Wells $64 million Drilled 10 Wells 2002 2007

Drilling Activity Leads to Production Growth 1998 1999 2000 2001 2002 2003 2004 2005 2006 Completed 2 6 8 13 10 10 33 78 103 Drilled 0 1 2 3 3 2 1 8 10 North

We're Forecasting Production Growth 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E Gulf Coast 1.553 3.461 4.848 13.774 13.34 9.267 12.206 11.3 18.2 11.7 East Texas 0.033 1.758 3.1 4.2 1.9 Arkoma 0.252 1.7 3.3 1.9 15.2 Gulf Coast East Texas Arkoma Bcfe

Hedging Positions Mitigate Risks Target of hedging 40%-50% of annual production - approximately 36% of 2007 production is currently hedged (based on mid-point of production guidance) $92 million of revenue (55% of 2007 capital expenditures) has been locked in through hedged production PetroQuest's open oil and gas hedging positions (costless collars) for 2007: Crude Oil Hedged Volumes (Bbls) Average Price Q1 '07 300 $65.00 - $79.10 Q2 '07 1,300 $61.15 - $71.52 Q3 '07 533 $68.12 - $76.17 Q4 '07 700 $68.57 - $75.95 Natural Gas Hedged Volumes (Mmbtu) Average Price Q1 '07 22,500 $8.02 - $9.71 Q2 '07 27,500 $7.86 - $9.52 Q3 '07 27,500 $7.86 - $9.52 Q4 '07 27,500 $7.86 - $9.52

Framework for Future Growth PetroQuest has the inventory and capability to continue its steady production and reserve growth in all three basins Resource plays forecasted to grow production and reserves in our long-lived areas Continue to improve operating efficiencies in our long- lived areas through continuous drilling 15 high quality exploration prospects in inventory Balance sheet supports reserve base expansion Management owns largest portion of company among peer group